Investment Securities - Other Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Investment Securities
FHLB stock	$ 6,170	$ 5,644
MIB stock	151	151
Equity securities with readily determinable fair values	32	13
Total other investment securities	$ 6,353	$ 5,808